                   [Trainer Wortham & Co., Inc. Page Heading]

Finally, bond investors can hold their heads high, as 2000 was a year where returns in the fixed income markets exceeded most stock indices for the first time in many years. The municipal bond market performed exceptionally well as the Trainer Wortham California Intermediate Tax Free Bond Fund was up almost ten percent for the year (9.70%; 4.74% average annual return since inception, June 10, 1999).

Although the California municipal yield curve was positively sloped during most of the year, one unusual anomaly in 2000 was the gradual inversion of the Treasury yield curve caused by the Federal Reserve's three interest rate increases. At one point, the difference between the yield on the two-year Treasury and the thirty-year bond was close to 1%. Clearly by the end of the year it became evident that the Fed had raised rates too much as almost every statistic pointed to a slowing economy. Greenspan certainly achieved his goal of curbing "irrational exuberance" as stocks especially the high flying Internet and technology issues crumbled.

Our best guess is that growth has slowed from its 4% - 4 1/2% pace last year to 2% - 2 1/2% this year. With the psychological fear of a recession building, we believe that last week's surprise move the Federal Reserve to cut the Federal Funds rate from 6.5% to 6.0% is the first of several rate cuts this year. Oil prices are off their highs and despite the fact that this winter in the northeast is turning out to be a cold one, we do not expect inflation to be a problem going forward.

Even though rates have declined significantly, we continue to think that they can fall further this year. Once again, the Federal Reserve has reacted quickly and decisively to stabilize the markets and we think that 2001 will be another good year for bond investors.

Past performance is no guarantee of future results. Share prices fluctuate and you may have a gain or a loss when you redeem shares.

This material is to be preceded or accompanied by a prospectus. The U.S. Government guarantees the payment of principal and interest on U.S. Treasury securities, while the principal and investment return of Trainer Wortham Funds are not guaranteed and will vary over time. Shares of the Trainer Wortham Funds are distributed by PFPC Distributors, Inc. which is not affiliated with First Republic Bank and is not a bank. Trainer Wortham & Co., Inc. is the investment advisor to the Funds, for which it receives a fee.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, ANY BANK, ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM CALIFORNIA INTERMEDIATE TAX-FREE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                        VALUE
---------                                                                    ----------
             BONDS - 97.67%
             MUNICIPAL - 97.67%
$100,000     California State, Public Works Board Lease Revenue
             5.250%, 12/01/13............................................    $  102,168
 300,000     California State, Public Works Board, Lease Revenue,
             California Community Colleges, Series B
             5.000%, 09/01/12............................................       308,556
 100,000     Central Coast Water Authority, California, Revenue, State
             Water Project, Regional Facilities, Series A
             5.000%, 10/01/12............................................       104,033
 200,000     Chula Vista, California, Redevelopment Agency, Tax
             Allocation, Merged Redevelopment Project
             4.900%, 09/01/14............................................       205,178
 250,000     Foothill/Eastern Corridor Agency, California, Toll Road
             Revenue
             4.500%, 01/15/08............................................       256,060
 100,000     Los Angeles County, California, Metropolitan Transportation
             Authority, Sales Tax Revenue, Series A
             5.000%, 07/01/16............................................        99,679
 250,000     Los Angeles, California, Unified School District, Series C
             5.250%, 07/01/11............................................       265,963
 100,000     Modesto, California, Irrigation District Financing,
             Authority Revenue, Domestic Water Project, Series D
             5.125%, 09/01/13............................................       103,109
 250,000     Orange County, California, Local Transportation Authority,
             Sales Tax Revenue
             5.050%, 02/15/09............................................       257,606
 100,000     Palm Desert, California, Financing Authority, Tax Allocation
             Revenue
             5.000%, 10/01/15............................................        99,477
 250,000     Riverside County, California, Transportation Commission,
             Sales Tax Revenue, Series A
             4.625%, 06/01/08............................................       254,472
 250,000     San Diego County, California, Regional Transportation
             Commission, Sales Tax Revenue, Series A
             5.500%, 04/01/08............................................       271,410
 100,000     San Diego, State University, California, Revenue Parking
             Systems, Series B
             4.750%, 11/01/14............................................       100,934
 325,000     San Francisco, California, Bay Area Rapid Transit District,
             Sales Tax Revenue
             5.250%, 07/01/16............................................       332,816
 100,000     San Mateo County, California, Joint Powers Authority, Lease
             Revenue, Capital Projects, Series A
             5.000%, 07/15/13............................................       102,207

The notes to financial statements are an integral part of these statements.

TRAINER WORTHAM CALIFORNIA INTERMEDIATE TAX-FREE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                DECEMBER 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                        VALUE
---------                                                                    ----------
$250,000     San Mateo Foster City, California, School District
             4.750%, 08/01/10............................................    $  257,763
 250,000     University of California, Revenue, Multi-Purpose Projects,
             Series F
             5.000%, 09/01/08............................................       262,920
                                                                             ----------
             TOTAL BONDS (COST $3,312,153)...............................     3,384,351
                                                                             ----------
 SHARES
--------
             SHORT TERM INVESTMENTS - 0.97%
  33,686     California Money Fund, 3.94% (Cost $33,686).................        33,686
                                                                             ----------
             TOTAL INVESTMENTS - 98.64% (COST $3,345,839**)..............     3,418,037
             OTHER ASSETS LESS OTHER LIABILITIES - 1.36%.................        47,007
                                                                             ----------
             NET ASSETS - 100.00%........................................    $3,465,044
                                                                             ==========

-------------------------------------------
 ** Cost for Federal income tax purposes is $3,345,839 and net unrealized appreciation consists of:

        Gross unrealized appreciation...............................  $73,406
        Gross unrealized depreciation...............................   (1,208)
                                                                      -------
            Net unrealized appreciation.............................  $72,198
                                                                      =======

The notes to financial statements are an integral part of these statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              CALIFORNIA INTERMEDIATE
                                                                   TAX-FREE FUND
                                                              -----------------------
ASSETS
  Investments in securities at market value (identified cost
    $3,345,839) (Note 1)....................................        $3,418,037
  Receivables:
    Dividends and interest..................................            53,980
  Reimbursement due from Advisor............................            19,982
  Other assets..............................................               125
                                                                    ----------
    TOTAL ASSETS............................................         3,492,124
                                                                    ----------
LIABILITIES
  Accrued expenses..........................................            27,080
                                                                    ----------
    TOTAL LIABILITIES.......................................            27,080
                                                                    ----------
NET ASSETS
  (applicable to outstanding shares of 339,918; unlimited
    shares of $0.001 par value authorized)..................        $3,465,044
                                                                    ==========
  Net asset value, offering and redemption price per
    share...................................................        $    10.19
                                                                    ==========
SOURCE OF NET ASSETS
  Paid-in capital...........................................        $3,443,647
  Undistributed net investment loss.........................           (19,089)
  Accumulated net realized loss on investments..............           (31,712)
  Net unrealized appreciation of investments................            72,198
                                                                    ----------
    NET ASSETS..............................................        $3,465,044
                                                                    ==========

The notes to financial statements are an integral part of these statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              CALIFORNIA INTERMEDIATE
                                                                   TAX-FREE FUND
                                                              -----------------------
INVESTMENT INCOME
  Interest..................................................         $ 42,633
                                                                     --------
    TOTAL INCOME............................................           42,633
                                                                     --------
EXPENSES
  Advisory fees (Note 3)....................................            7,935
  Administrator expense.....................................            5,899
  Transfer agent fees.......................................           13,501
  Bookkeeping and pricing...................................           12,198
  Insurance expense.........................................              667
  Custodian fees............................................            2,392
  Legal expense.............................................            2,997
  Registration expense......................................            3,089
  Independent accountants...................................            1,475
  Trustees' fees and expenses...............................            1,633
  Reports to shareholders...................................            1,999
  Other.....................................................              450
                                                                     --------
    TOTAL EXPENSES..........................................           54,235
    Expenses waived and reimbursed (Note 3).................          (42,401)
                                                                     --------
    NET EXPENSES............................................           11,834
                                                                     --------
    NET INVESTMENT INCOME...................................           30,799
                                                                     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..............           20,726
  Net change in unrealized appreciation of investments......          104,787
                                                                     --------
  Net unrealized gain on investments........................          125,513
                                                                     --------
  Net increase in net assets resulting from operations......         $156,312
                                                                     ========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              CA INTERMEDIATE TAX-FREE FUND
                                                              -----------------------------
                                                               SIX MONTHS
                                                                  ENDED            YEAR
                                                              DECEMBER 31,        ENDED
                                                                  2000           JUNE 30,
                                                               (UNAUDITED)         2000
                                                              -------------    ------------
OPERATIONS
  Net investment income.....................................   $   30,799      $   160,511
  Net realized gain (loss) on investments...................       20,726          (52,438)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................      104,787          (21,098)
                                                               ----------      -----------
  Net increase in net assets resulting from operations......      156,312           86,975
                                                               ----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income..................      (50,998)        (160,448)
                                                               ----------      -----------
    Total distributions.....................................      (50,998)        (160,448)
                                                               ----------      -----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold..................................          200        1,217,603
  Receipt from shares issued on reinvestment of
    distributions...........................................       48,164          155,601
  Shares redeemed...........................................     (245,440)      (2,607,481)
                                                               ----------      -----------
  Net decrease in net assets resulting from capital share
    transactions (a)........................................     (197,076)      (1,234,277)
                                                               ----------      -----------
    Total decrease in net assets............................      (91,762)      (1,307,750)
NET ASSETS
  Beginning of period.......................................    3,556,806        4,864,556
                                                               ----------      -----------
  End of period.............................................   $3,465,044      $ 3,556,806
                                                               ==========      ===========
  (a) Transactions in capital stock were:
      Shares sold...........................................           20          123,299
      Shares issued on reinvestment of distributions........        4,776           15,935
      Shares redeemed.......................................      (24,532)        (268,693)
                                                               ----------      -----------
      Net decrease..........................................      (19,736)        (129,459)
      Beginning balance.....................................      359,654          489,113
                                                               ----------      -----------
      Ending balance........................................      339,918          359,654
                                                               ==========      ===========

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                   CA INTERMEDIATE TAX-FREE FUND
                                                ------------------------------------
                                                 SIX MONTHS
                                                   ENDED          YEAR       PERIOD
                                                DECEMBER 31,     ENDED       ENDED
                                                    2000        JUNE 30,    JUNE 30,
                                                (UNAUDITED)       2000      1999(1)
                                                ------------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..........     $ 9.89        $ 9.95      $10.00
                                                   ------        ------      ------
  INCOME FROM INVESTMENT OPERATIONS
  --------------------------------------------
  Net investment income.......................       0.17          0.38        0.01
  Net gains (losses) on securities (both
     realized and unrealized).................       0.28         (0.06)      (0.06)
                                                   ------        ------      ------
     Total from investment operations.........       0.45          0.32       (0.05)
                                                   ------        ------      ------
  LESS DISTRIBUTIONS
  -----------------------
  Dividends from net investment income........      (0.15)        (0.38)         --
                                                   ------        ------      ------
     Total distributions......................      (0.15)        (0.38)         --
                                                   ------        ------      ------
NET ASSET VALUE, END OF PERIOD................     $10.19        $ 9.89      $ 9.95
                                                   ======        ======      ======
TOTAL RETURN..................................      4.55%#        3.34%      (0.50%)+
RATIOS/SUPPLEMENTAL DATA
-------------------------------
  Net assets, end of period (in 000's)........     $3,465        $3,557      $4,865
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Advisor..................................      3.08%*        2.58%       6.27%*
     after reimbursement of expenses by
       Advisor................................      0.67%*        0.75%       0.75%*
  Ratio of net investment income (loss) to
     average net assets before reimbursement
     of expenses by Advisor...................     (0.66%)*       1.86%      (4.88%)*
     after reimbursement of expenses by
       Advisor................................      1.75%*        3.69%       0.64%*
  Portfolio turnover rate.....................        45%#          48%          --

-------------------------------------------
 (1) The California Intermediate Tax-Free Fund commenced operations on June 10, 1999.
+ Since inception, not annualized.
# Not annualized.
* Annualized.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham Funds (the "Trust") is an open-end investment management company which issues its shares of beneficial interest in separate series. Each series of shares relates to a separate portfolio of assets. This Semi-Annual report relates to the following investment series of the Trust: Trainer Wortham California Intermediate Tax-Free Fund ("California Intermediate Tax-Free Fund").

The California Intermediate Tax-Free Fund seeks to obtain as high a level of interest income exempt from Federal income tax and California personal income tax as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing in debt securities whose interest income is not includable in gross income for Federal income tax purposes and is exempt from California personal income taxes.

Due to the inherent risk in any investment program, the Fund can not ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the six month period ended December 31, 2000 are as follows:

                                                              PURCHASES       SALES
                                                              ----------    ----------
California Intermediate Tax-Free Fund.......................  $1,539,503    $1,527,498

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for certain of the Trust's series pursuant to four separate investment advisory agreements (the "Agreements"). Under the terms of the Agreement, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.45% of the average daily net assets of the California Intermediate Tax-Free Fund. The Advisor has agreed, pursuant to an Operating Expenses Agreement, to waive its advisory fees and/or reimburse other operating expenses in amounts necessary to limit the annual operating expenses of the California Intermediate Tax-Free Fund to 0.50% of the fund's average daily net assets for its current fiscal year. Prior to November 1, 2000, the Advisor agreed to waive its advisory fees and/or reimburse other operating expenses to limit the annual operating expenses of the California Intermediate Tax-Free Fund to 0.75%. During the six month period ended December 31, 2000 the Advisor waived advisory fees and/or reimbursed other operating expenses in the amount of $42,401 for the California Intermediate Tax-Free Fund.

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

                             TRAINER WORTHAM FUNDS
                                845 Third Avenue
                               New York, NY 10022

OFFICERS                                       AUDITORS
David P. Como                                  Briggs, Bunting & Dougherty, LLP
President                                      Two Logan Square, Suite 2121
                                               Philadelphia, PA 19103
John D. Knox
Vice President
Robert J. Vile                                 CUSTODIAN
Vice President                                 PFPC Trust Company, Inc.
                                               8800 Tinicum Blvd.
Brian J. O'Neill                               Philadelphia, PA 19153
Treasurer
                                               FUND ADMINISTRATION
Mary Jane Maloney                              PFPC Inc.
Secretary                                      3200 Horizon Drive
                                               King of Prussia, PA 19406
INVESTMENT ADVISOR
Trainer Wortham & Co., Inc.
845 Third Avenue
New York, NY 10022

Distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 -- DFU 2/01

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

     TRUSTEES:

     Robert H. Breslin, Jr.                  [TRAINER WORTHAM FUNDS LOGO]
     David P. Como
     Raymond Eisenberg                             SEMI-ANNUAL REPORT
     Todd L. Eisenberg
     David Elias                                     December 31, 20
     Robert S. Lazar
     Martin S. Levine                     CALIFORNIA INTERMEDIATE TAX-FREE FUND
     Timothy J. O'Hara
     James F. Twaddell
     George A. Froley III

     For more complete information including
     charges and expenses, you may request
     a prospectus by calling:

                                  866.TWFUNDS
                                  866.893.8637

                             [TRAINER WORTHAM LOGO]
                   845 Third Avenue, New York, New York 10022
                       866.TWFUNDS-www.trainerwortham.com